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               SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC  20549

                            FORM 8-K

                          CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):
                          July 18, 2000


                TWIN CITY BANCORP, INC..
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  (Exact Name of Registrant as Specified in Charter)


        Tennessee                0-25290         62-1582947
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(State or Other Jurisdiction   (Commission   (I.R.S. Employer
      of Incorporation)        File Number)  Identification No.)


310 State Street, Bristol, Tennessee                    37620
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(Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code:(423)989-4400
                                                    ------------

                          Not Applicable
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  (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS
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     On July 18, 2000, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") with Citco Community Bancshares, Inc. ("Citco") pursuant to which the Registrant will merge with and into Citco (the "Merger"). As a result of the Merger, each outstanding share of Registrant's common stock, par value $0.01 per share (the "Common Stock"), will be converted into the right to receive $17.15 in cash subject to possible adjustment in the event the costs of terminating certain benefit plans exceed certain thresholds (the "Exchange Price"). The Merger is conditioned upon, among other things, approval by Registrant's shareholders and the receipt of certain regulatory and governmental approvals. In connection with the Merger Agreement, the Registrant has entered into a Stock Option Agreement (the "Option Agreement") pursuant to which the Registrant has granted Citco the right, upon the terms and subject to the conditions set forth in the Option Agreement to purchase up to 223,156 shares (or 19.9%) of Registrant's Common Stock at a price of $15.50 per share, subject to certain adjustments.

     For more information, reference is made to the Merger Agreement and the Option Agreement attached as Exhibits 2.1 and
2.2 hereof, respectively, and incorporated herein by reference. For more information, a copy of a Press Release, dated July 18, 2000, issued by Registrant and Citco relating to the Merger is attached as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
       AND EXHIBITS
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     The following is a list of exhibits filed with this
Current Report on Form 8-K.

EXHIBIT NO.     DESCRIPTION
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 2.1           Agreement and Plan of Merger dated as of July 18,
               2000 by and between Twin City Bancorp, Inc., Twin City Federal Savings Bank, Citco Community Bancshares, Inc. and Citizens Bank. (Schedules omitted. The Registrant agrees to supplementally furnish a copy of any omitted schedules to the Commission upon request.)

 2.2           Stock Option Agreement, dated as of July 19,
               2000, between Twin City Bancorp, Inc. and Citco
               Community Bancshares, Inc.

 99.1          Joint Press Release Dated July 18, 2000

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                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TWIN CITY BANCORP, INC.



Date: July 21, 2000           By:/s/ Thad R. Bowers
                                 _______________________
                                 Thad R. Bowers
                                 President